SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 22, 2005

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                               MAYTAG CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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           DELAWARE                        1-655                 42-0401785
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NUMBER)

        403 WEST FOURTH STREET NORTH, NEWTON IOWA                     50208
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         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

                                 (641) 792-7000
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                TABLE OF CONTENTS

Item 8.01      Other Events.
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               On July 24, 2005, Maytag Corporation issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference.

               On July 22, 2005, Maytag Corporation received the proposal from Whirlpool Corporation attached hereto as Exhibit 99.2 and incorporated herein by reference.



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          Item 9.01      Financial Statements and Exhibits
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          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits.

EXHIBIT NO.               DESCRIPTION
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99.1                      Press Release
99.2                      Whirlpool Proposal


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                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 25, 2005

                                           MAYTAG CORPORATION


                                           By: /s/ Roger K. Scholten
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                                           Name:   Roger K. Scholten
                                           Title:  Sr. V.P. & General Counsel




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                                  EXHIBIT INDEX
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EXHIBIT NUMBER           DESCRIPTION
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99.1                    Press Release
99.2                    Whirlpool Proposal